U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2008

Morris Business Development Company
(Exact name of registrant as specified in its charter)

California (state of incorporation)	0-32345 (Commission File Number)	33-0795854 (IRS Employer I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277

Telephone (310) 318-2244
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 30, 2008 the registrant issued the following press release:

MORRIS BUSINESS DEVELOPMENT COMPANY ANNOUNCES A 10-FOR-ONE STOCK SPLIT

Redondo Beach, CA May 30, 2008. . . Morris Business Development Company (OTC BB MBDV (old) MBDE (new)) announces a 10-for-one stock split that became effective today, May 30, at the open of business. The stock symbol is changed to MBDE. The new stock certificates that reflect the stock split are issuable by surrender of the existing certificates to the Stock Transfer Agent plus the payment of $30, said George Morris, CEO of the company. The stock transfer agent’s name, address and telephone number are as follows:

Interwest Transfer Company, Inc
1981 East 4800 South, Suite 100
Salt Lake City, UT 84117
Telephone: (801) 272-9294

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2008	Morris Business Development Company

	By:	/s/ George Morris
George Morris, Chief Executive Officer